UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21866
Highland Funds I
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: August 31
Date of reporting period: August 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Funds I

Annual Report
August 31, 2008

Highland Equity Opportunities Fund

Highland Healthcare Fund

Highland High Income Fund

Highland Income Fund

HIGHLAND FUNDS
managed by
Highland Capital Management, L.P.

Highland Funds I
Highland Equity Opportunities Fund
Highland High Income Fund
Highland Income Fund
Highland Healthcare Fund
TABLE OF CONTENTS

Portfolio Manager Commentary	1
Fund Profiles	5
Financial Statements	9
Investment Portfolios	10
Statements of Assets and Liabilities	17
Statements of Operations	19
Statements of Changes in Net Assets	20
Statements of Cash Flows	24
Financial Highlights	28
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	46
Additional Information	47
Important Information About This Report	52
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY

August 31, 2008	Highland Equity Opportunities Fund
Performance Overview
Highland Equity Opportunities Fund — Class A (the “Fund”) posted an annual return of +0.01% for the twelve month period ended August 31, 2008, exclusive of fees and expenses. Since inception through August 31, 2008, the Fund had an average annual return of 5.2%, exclusive of fees and expenses. The Fund’s inception date was December 5, 2006. The one year and since inception performance compares favorably to the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), which posted a -9.9% total return for the past twelve months and a -2.4% return since the Fund’s inception.
Manager’s Discussion
During the year the Fund increased its short exposure significantly from the end of last year. As of August 31, 2008, the Fund’s long basket held 31 investments totaling $24 million, or 77.7% of the Fund’s net asset value, across 9 sectors, while the short basket held 26 investments totaling $-14.3 million or -46.0% of the Fund’s net asset value, across 11 sectors. This compares to a short exposure of -$715 thousand or -2.4% of the Fund’s net asset value as of August 31, 2007. Several months after the dislocation in the credit markets began, the equity markets and economy began to feel the effects. The Fund moved to get out in front of this fundamental shift by significantly increasing the Fund’s short exposure. The net effect was to hedge the Fund’s downside but also to take advantage of developing negative trends in the financial sector.
For the period under review, Mosaic Company—a producer of phosphate, potash, nitrogen and various fertilizer products—was again one the largest positive contributors to the Fund’s returns. Mosaic benefited from the upswing in the agricultural cycle where food prices increased by a factor of 2-3 times during the reporting period. The Fund’s performance also benefited from positions held within the financial sector, both long and short, and the energy sector. The largest contributors to performance within the financial sector were a short position in Washington Mutual, a regional bank in the Pacific Northwest, and a long position in Lazard, a boutique financial advisory and asset management firm. On the short side, the Fund benefitted as Washington Mutual struggled while the sub-prime and credit debacle spread throughout the banking system and credit markets. The Fund had several long positions in the financial sector during the period and for the most part they contributed positively to performance despite the upheaval in the sector.
Growth of a Hypothetical
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Please refer to Note 11, Disclosure of Significant Risks and Contingencies for more information.
Within the energy sector, top contributors to performance were Halliburton, an oil field services company and Devon Energy, an oil and gas exploration and production company. The Fund made investments in energy stocks to take advantage of the run up in oil prices during the reporting period. With only a few exceptions, the Fund had positive returns on its energy investments.
During the period, certain of the Fund’s positions in the Wireless Communications and Gaming/Leisure sectors detracted from performance. These positions were Loral Space & Communications, Inc., Penn National Gaming, Inc., and Clearwire Corp.
Highland believes that the Fund is positioned to continue taking advantage of the unprecedented upheaval in the financial markets. It continues to maintain a net long position of 20-50%, depending on the underlying fundamentals of the markets and the economy. The Securities and Exchange Commission’s temporary ban on short selling of financial equities may limit the Fund’s ability to invest in desired short positions but is not expected to hinder the Fund’s strategies over the long-term.
Thank you for your continued participation in Highland Equity Opportunities Fund. We look forward to serving your future investment needs.

		Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
One Year	0.01%	-5.53%	-0.74%	-1.70%	0.31%	n/a
Since Inception:	5.20%	1.84%	4.64%	4.64%	5.50%	n/a
(December 5, 2006)
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase. There is no CDSC on Class C Shares thereafter. A 2% redemption fee will be charged if the Fund is redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s investment adviser has voluntarily agreed to waive a portion of its Advisory fee, which may be terminated at anytime. The performance quoted would have been lower if these subsidies had not been in effect. The gross expense ratios for the Fund, Class A, Class C, and Class Z, are 4.77%, 5.42%, and 4.42%, respectively.
Annual Report | 1

PORTFOLIO MANAGER COMMENTARY

August 31, 2008	Highland High Income Fund
How has the Fund performed?
Highland High Income Fund (Class A) posted an annual return of -12.2%, exclusive of fees and expenses for the twelve month period ended August 31, 2008. That was less than the return of the Fund’s benchmark, the Credit Suisse (“CS”) High Yield Index, which returned -1.1% for the period. During this same time period, the Standard & Poor’s 500 index returned -11.1% and the Lehman Aggregate Bond Index returned 5.7%.
Within the portfolio there were a number of positions that performed well during the period. The Fund’s strongest performers include Digicel Group, Ltd floating rate bond, McMoRan Exploration Co., 11.875% bond, Cricket Communications, Inc. 9.375% bond, and Solo Cup 8.50% bond.
The weakest performers during the period include Tropicana Entertainment 9.625% bond, Young Broadcasting, Inc. 10.0% bond, Motor Coach Industries International, Inc. 11.25% bond and Delphi Corporation 6.50% bond.
How is the Fund positioned as of the end of the period?
The Fund is invested in approximately 87.8% high yield corporate bonds and 12.2% senior loans measured, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 13 industries and 20 borrowers. Some of the Fund’s core positions include Digicel Group, Ltd., Dollar General, Inc., and Energy XXI Gulf Coast.
Growth of a Hypothetical
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Please refer to Note 11 Disclosure of Significant Risks and Contingencies for more informations.

		Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
One Year	-12.20%	-16.14%	-12.77%	-13.54%	-11.90%	n/a
Since Inception:	-9.09%	-11.83%	-9.69%	-9.69%	-8.78%	n/a
(March 5, 2007)
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase. There is no CDSC on Class C Shares thereafter. A 2% redemption fee will be charged if the Fund is redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s investment adviser is voluntarily waiving fees or reimbursing expenses. These subsidies may end at any time. The performance quoted would have been lower if these subsidies had not been in effect. The gross expense ratios for the Fund, Class A, Class C, and Class Z, are 5.02%, 5.67%, and 4.67%, respectively.
2 | Annual Report

PORTFOLIO MANAGER COMMENTARY

August 31, 2008	Highland Income Fund
How has the Fund performed?
Highland Income Fund (Class A) posted an annual return of -1.3%, exclusive of fees and expenses, for the twelve month period ended August 31, 2008. That was less than the return of the Fund’s benchmark, the Lehman Aggregate Bond Index, which returned 5.7% for the period. During this same time period, the Standard & Poor’s 500 index returned -11.1% and the Credit Suisse (“CS”) High Yield Index returned -1.1%.
Within the portfolio there were a number of positions that performed well during the period. The Fund’s strongest performers include Digicel Group, Ltd floating rate bond, McMoRan Exploration Co., 11.875% bond, Cricket Communications, Inc. 9.375% bond, and Solo Cup 8.50% bond.
The weakest performers during the period include Tropicana Entertainment 9.625% bond, Delphi Corporation 6.50% bond, and Realogy Corporation 10.50% bond.
How is the Fund positioned as of the end of the period?
The Fund is invested in approximately 82.9% high yield corporate bonds and 17.1% senior loans, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 14 industries and 20 borrowers. Some of the Fund’s core positions include Energy XXI Gulf Coast, Dominion Resources, Inc., and Comcast Corp.
Growth of a Hypothetical
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Please refer to Note 11. Disclosure of Significant Risks and Contingencies for more information.

		Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
One Year	-1.30%	-5.79%	-2.02%	-2.91%	-0.96%	n/a
Since Inception:	-0.05%	-3.07%	-0.75%	-0.75%	0.29%	n/a
(March 5, 2007)
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase. There is no CDSC on Class C Shares thereafter. A 2% redemption fee will be charged if the Fund is redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s investment adviser is voluntarily waiving fees or reimbursing expenses. These subsidies may end at any time. The performance quoted would have been lower if these subsidies had not been in effect. The gross expense ratios for the Fund, Class A, Class C, and Class Z, are 5.07%, 5.72%, and 4.72%, respectively.
Annual Report | 3

PORTFOLIO MANAGER COMMENTARY

August 31, 2008	Highland Healthcare Fund
How has the Fund performed?
Highland Healthcare Fund (Class A) posted a return of 3.0%, exclusive of fees and expenses, for the four month period ended August 31, 2008. That was less than the return of the Fund’s benchmark, the S&P 500 Healthcare Index, which returned 4.3% over the same period.
The Fund made strategic investments in a few core positions since inception. Because of the size of the Fund, these positions are necessarily limited in size for diversification purposes. The largest was Teva Pharmaceutical Industries Ltd., a manufacturer of generic pharmaceuticals. Teva had a positive return for the period. The next largest investment was in a private company called Genesys Ltd., a manufacturer of medical devices. Genesys was unchanged during the period.
How is the Fund currently positioned?
The Fund is invested in four positions as of August 31, 2008, totaling $3.5m and had cash on hand of $5.7m.
Growth of a Hypothetical
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
Please refer to Note 11. Disclosure of Significant Risks and Contingencies for more information.

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
Since Inception:	3.00%	-2.65%	2.80%	1.80%	3.10%	n/a
(May 5, 2008)
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase. There is no CDSC on Class C Shares thereafter. A 2% redemption fee will be charged if the Fund is redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s investment adviser is voluntarily waiving fees or reimbursing expenses. These subsidies may end at any time. The performance quoted would have been lower if these subsidies had not been in effect. The gross expense ratios for the Fund, Class A, Class C, and Class Z, are 4.09%, 4.74%, and 3.74%, respectively.
4 | Annual Report

FUND PROFILE
Highland Equity Opportunities Fund
Objective
Highland Equity Opportunities Fund seeks consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.
Net Assets as of August 31, 2008
$31.1 million
Portfolio Data as of August 31, 2008
The information below provides a snapshot of Highland Equity Opportunities Fund at the end of the reporting period, excluding short sales. Highland Equity Opportunities Fund is actively managed and the composition of its portfolio will change over time.

Top 5 Sectors as of 08/31/08 (%)*
Information Technology	22.6
Healthcare	19.7
Financial	9.2
Retail	8.7
Energy	6.6

Top 10 Holdings as of 08/31/08 (%)*
WellCare Health Plans, Inc.	6.2
DaVita, Inc.	4.9
Lazard, Ltd., Class A	4.5
Schering-Plough Corp	4.1
Intuit, Inc.	3.7
FormFactor, Inc.	3.6
CVS Caremark Corp.	3.6
Salix Pharmaceuticals, Ltd.	3.4
VeriFone Holdings, Inc.	3.2
Avnet, Inc.	3.2

*	Sectors and holdings are calculated as a percentage of net assets.
Annual Report | 5

FUND PROFILE
Highland High Income Fund
Objective
Highland High Income Fund seeks to provide high current income while seeking to preserve shareholders’ capital.
Net Assets as of August 31, 2008
$4.4 million
Portfolio Data as of August 31, 2008
The information below provides a snapshot of Highland High Income Fund at the end of the reporting period. Highland High Income Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 08/31/08 (%)*
Ba	7.3
B	8.7
Caa	79.6
C	0.6
N/R	3.8

Top 5 Sectors as of 08/31/08 (%)*
Retail	12.5
Wireless Communications	10.8
Energy	9.5
Food/Tobacco	9.3
Chemicals	7.1

Top 10 Holdings as of 08/31/08 (%)*
Energy XXI Gulf Coast, Inc. (Corporate Bonds and Notes)	5.8
Dollar General Corp. (Corporate Bonds and Notes)	5.8
MetroPCS Wireless, Inc. (Senior Loans)	5.4
Digicel Group, Ltd. (Corporate Bonds and Notes)	5.4
Chiquita Brands International (Corporate Bonds and Notes)	4.7
Pinnacle Foods Finance, Ltd. (Corporate Bonds and Notes)	4.6
HUB International Holdings, Inc. (Corporate Bonds and Notes)	4.6
Blockbuster, Inc. (Corporate Bonds and Notes)	4.6
Georgia Gulf Corp. (Corporate Bonds and Notes)	4.2
Solo Cup Co. (Corporate Bonds and Notes)	3.7

*	Quality is calculated as a percentage of total senior loans and corporate notes and bonds. Sectors and holdings are calculated as a percentage of net assets.
6 | Annual Report

FUND PROFILE
Highland Income Fund
Objective
Highland Income Fund seeks to provide a high level of current income, with capital appreciation as a secondary objective.
Net Assets as of August 31, 2008
$5.5 million
Portfolio Data as of August 31, 2008
The information below provides a snapshot of Highland Income Fund at the end of the reporting period. Highland Income Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 08/31/08 (%)*
Baa	31.1
Ba	5.9
B	5.9
Caa	54.8
N/R	2.3

Top 5 Sectors as of 08/31/08 (%)*
Energy	13.3
Telecommunications	8.8
Diversified Media	7.9
Cable/Wireless Video	6.0
Healthcare	4.4

Top 10 Holdings as of 08/31/08 (%)*
Energy XXI Gulf Coast, Inc. (Corporate Notes and Bonds)	4.6
Dominion Resources, Inc., Series D (Corporate Notes and Bonds)	4.5
Verizon Communications (Corporate Notes and Bonds)	4.5
Comcast Corp. (Corporate Notes and Bonds)	4.4
Teva Pharmaceutical Finance LLC (Corporate Notes and Bonds)	4.4
Viacom, Inc. (Corporate Notes and Bonds)	4.3
Time Warner, Inc. (Corporate Notes and Bonds)	4.3
Digicel Group, Ltd., PIK (Corporate Notes and Bonds)	4.3
Metro-Goldwyn-Mayer Holdings II, Inc. (Senior Loans)	4.1
Tribune Co., Initial Tranche B Advance (Senior Loans)	3.7

*	Quality is calculated as a percentage of total senior loans and corporate notes and bonds. Sectors and holdings are calculated as a percentage of net assets.
Annual Report | 7

FUND PROFILE
Highland Healthcare Fund
Objective
Highland Healthcare Fund seeks long-term capital appreciation.
Net Assets as of August 31, 2008
$7.3 million
Portfolio Data as of August 31, 2008
The information below provides a snapshot of Highland Healthcare Fund at the end of the reporting period. Highland Healthcare Fund is actively managed and the composition of its portfolio will change over time.

Top Sectors as of 08/31/08 (%)*
Pharmaceuticals	16.9
Medical Equipment	14.7
Manufacturing	13.8
Managed Healthcare	3.4

Top Holdings as of 08/31/08 (%)*
Teva Pharmaceutical Industries, Ltd., SP ADR (Common Stocks)	16.9
Genesys, Ltd. (Common Stocks)	14.7
Manitowoc Co., (Senior Loan)	13.8
WellPoint, Inc. (Common Stocks)	3.4

*	Sectors and holdings are calculated as a percentage of net assets.
8 | Annual Report

FINANCIAL STATEMENTS
August 31, 2008
A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of each Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses accrued by each Fund during the reporting period The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
Annual Report | 9

INVESTMENT PORTFOLIO

As of August 31, 2008	Highland Equity Opportunities Fund

Shares		Value ($)
Common Stocks - 78.3%

CHEMICALS - 2.4%
45,418	Solutia, Inc. (a)	763,022

ENERGY - 6.6%
2,176	Apache Corp.	248,891
2,842	Devon Energy Corp.	290,026
9,396	Halliburton Co.	412,860
26,360	KBR, Inc	647,138
14,510	Williams Cos., Inc.	448,214

		2,047,129

FINANCIAL - 9.2%
14,863	AllianceBernstein Holding LP	806,020
33,306	Lazard Ltd., Class A	1,411,841
52,571	TFS Financial Corp.	642,418

		2,860,279

HEALTHCARE - 19.7%
26,441	DaVita, Inc. (a)	1,517,450
24,183	Mylan, Inc. (a)	311,719
6,393	PDL BioPharma, Inc. (a)	77,164
154,645	Salix Pharmaceuticals, Ltd. (a)	1,051,586
65,327	Schering-Plough Corp.	1,267,344
45,761	WellCare Health Plans, Inc. (a)	1,910,979

		6,136,242

INFORMATION TECHNOLOGY - 22.6%
11,259	Affiliated Computer Services, Inc., Class A (a)	599,429
33,432	Avnet,Inc. (a)	981,229
58,488	FormFactor, Inc. (a)	1,122,385
38,527	Intuit, Inc. (a)	1,158,507
21,793	NCR Corp. (a)	576,643
75,850	OmniVision Technologies, Inc. (a)	885,928
21,086	Tyco Electronics, Ltd.	693,940
49,200	VeriFone Holdings, Inc. (a)	991,872

		7,009,933

RETAIL - 8.7%
30,390	CVS Caremark Corp.	1,112,274
7,525	Kohl’s Corp. (a)	370,004
27,256	Rent-A-Center, Inc. (a)	617,621
19,414	School Specialty, Inc. (a)	592,127

		2,692,026

TELECOMMUNICATIONS - 4.5%
11,658	CenturyTel, Inc.	450,349
51,379	Loral Space & Communications, Inc. (a)	943,832

		1,394,181

TRANSPORTATION — SHIPPING - 2.1%
13,333	Con-way, Inc.	654,650

WIRELESS COMMUNICATIONS - 2.5%
261,201	ICO Global Communications Holdings, Ltd. (a)	765,319

	Total Common Stocks (Cost $24,079,136)	24,322,781

Total Investments - 78.3%		24,322,781

(Cost of $24,079,136)

Other Assets & Liabilities, Net - 21.7%		6,735,120

Net Assets - 100.0%		31,057,901

The amount of $18,956,710 in cash was segregated or on deposit with the brokers to cover investments sold short as of August 31, 2008 and is included in “Other Assets & Liabilities, Net” above:

Short Sales - 46.1%

BROADCASTING - 1.2%
7,417	Watsco, Inc.	379,676

CHEMICALS - 2.6%
42,345	Westlake Chemical Corp.	803,708

CONSUMER NON-DURABLES - 1.7%
10,697	Estee Lauder Cos., Inc., Class A	532,390

FINANCIAL - 10.7%
8,848	Accenture Ltd., Class A	365,953
8,278	American Express Co.	328,471
13,081	Capital One Financial Corp.	577,395
88,783	CBIZ, Inc(b)	754,656
39,527	Fannie Mae	270,365
33,189	Pacific Capital BanCorp	488,210
21,611	Wachovia Corp.	343,399
45,228	Washington Mutual, Inc.	183,173

		3,311,622

GAMING/LEISURE - 5.9%
16,024	Starwood Hotels & Resorts Worldwide, Inc., REIT	580,870
7,910	Vail Resorts, Inc. (b)	347,961
9,340	Wynn Resorts, Ltd. (b)	891,223

		1,820,054

HEALTHCARE - 5.3%
31,749	Hill-Rom Holdings, Inc.	950,565
12,416	IDEXX Laboratories, Inc. (b)	699,021

		1,649,586

HOUSING - 2.0%
6,200	AvalonBay Communities, Inc., REIT	620,000

RETAIL - 6.0%
13,535	Ethan Allen Interiors, Inc.	367,340
33,677	Jo-Ann Stores, Inc. (b)	840,915
8,159	Whirlpool Corp.	663,816

		1,872,071

10 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of August 31, 2008	Highland Equity Opportunities Fund

Shares		Value ($)
Short Sales (continued)

SERVICE - 3.5%
10,114	Owens & Minor, Inc.	466,458
43,587	Pegasystems, Inc.	638,985

		1,105,443

TELECOMMUNICATIONS - 1.6%
146,498	Level 3 Communications, Inc. (b)	502,488

TRANSPORTATION — AUTOMOTIVE - 0.5%
5,526	Titan International, Inc.	147,765

TRANSPORTATION — SHIPPING - 5.1%
10,262	Arkansas Best Corp.	355,270
67,570	YRC Worldwide, Inc. (b)	1,223,017

		1,578,287

Total Investments sold short (Proceeds $13,657,401)		14,323,090

(a)	Non-income producing security.

(b)	No dividend payable on security sold short.

REIT	Real Estate Investment Trust
See accompanying Notes to Financial Statements. | 11

INVESTMENT PORTFOLIO

As of August 31, 2008	Highland High Income Fund

Principal Amount ($)		Value ($)
Senior Loans (a) - 9.1%

ENERGY - 3.7%
	Coffeyville Resources, LLC
	Funded Letter of Credit,
40,711	2.69%, 12/28/10	37,810
	Tranche D Term Loan
131,779	5.54%, 12/30/13	122,390

		160,200

WIRELESS COMMUNICATIONS - 5.4%
	MetroPCS Wireless, Inc.
	New Tranche B Term Loan,
247,481	4.75%, 11/04/13	237,258

	Total Senior Loans
	(Cost $418,044)	397,458

Corporate Notes and Bonds - 65.6%

BROADCASTING - 2.1%
	Young Broadcasting, Inc.
	Senior Subordinated,
250,000	10.00%, 03/01/11	91,250

CABLE/WIRELESS VIDEO - 3.4%
	CCH I LLC/CCH I Capital Co.
	Senior Secured Notes,
28,000	11.00%, 10/01/15	21,630
	CCH I Holdings, LLC
	Senior Unsecured Notes,
250,000	10.00%, 05/15/14	125,000

		146,630

CHEMICALS - 7.1%
	Georgia Gulf Corp.
	Senior Unsecured,
250,000	9.50%, 10/15/14	185,000
	Tronox Worldwide Finance
	Senior Subordinated Notes,
250,000	9.50%, 12/01/12	122,500

		307,500

CONSUMER NON-DURABLES - 3.7%
	Solo Cup Co.
	Senior Subordinated Notes,
180,000	8.50%, 02/15/14	159,300

ENERGY - 5.8%
	Energy XXI Gulf Coast, Inc.
	Senior Unsecured Notes,
300,000	10.00%, 06/15/13	253,500

FINANCIAL - 4.6%
	HUB International Holdings, Inc.
	Senior Subordinated Notes,
250,000	10.25%, 06/15/15 (b)	200,625

FOOD/TOBACCO - 9.3%
	Chiquita Brands International
	Senior Unsecured Notes,
250,000	7.50%, 11/01/14	204,375
	Pinnacle Foods Finance, Ltd.
	Senior Subordinate Notes,
250,000	10.63%, 04/01/17	201,250

		405,625

GAMING/LEISURE - 2.6%
	Tropicana Entertainment LLC
	Finance Corp.
	Senior Subordinated Notes,
351,000	9.63%, 12/15/14 (c)	114,075

HEALTHCARE - 3.5%
	LifeCare Holdings, Inc.
	Senior Subordinated Notes,
250,000	9.25%, 08/15/13	150,000

HOUSING - 5.0%
	Realogy Corp.
	Senior Subordinated,
150,000	12.38%, 04/15/15	69,750
	Senior Unsecured,
250,000	10.50%, 04/15/14	148,750

		218,500

RETAIL - 12.5%
	Blockbuster, Inc.
	Senior Subordinated Notes,
250,000	9.00%, 09/01/12	199,375
	Claire’s Stores, Inc.
	Senior Unsecured Notes,
250,000	10.50%, 06/01/17	93,750
	Dollar General Corp.
	Senior Unsecured Notes,
250,000	10.63%, 07/15/15	251,875

		545,000

TRANSPORTATION — AUTOMOTIVE - 0.6%
	Delphi Corp.
	Senior Unsecured Notes,
58,000	6.50%, 05/01/09 (c)	7,830
	Motor Coach Industries
	International, Inc.
	Senior Unsecured Notes,
250,000	11.25%, 05/01/09 (c)	18,750

		26,580

WIRELESS COMMUNICATIONS - 5.4%
	Digicel Group, Ltd.
	Senior Unsecured Notes, PIK,
250,000	9.13%, 01/15/15 (b)	235,625

	Total Corporate Notes and Bonds
	(Cost $4,021,540)	2,854,210

Total Investments - 74.7%		3,251,668

(Cost of $4,439,584)

Other Assets & Liabilities, Net - 25.3%		1,102,092

Net Assets - 100.0%		4,353,760

12 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of August 31, 2008	Highland High Income Fund

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland High Income Fund (the “Fund”) invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at August 31, 2008. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At August 31, 2008, these securities amounted to $436,250 or 10.0% of net assets. These securities have been determined by the Fund’s investment adviser to be liquid securities.

(c)	The issuer is in default of certain debt covenants. Income is not being accrued.

PIK	Payment-in-Kind
See accompanying Notes to Financial Statements. | 13

INVESTMENT PORTFOLIO

As of August 31, 2008	Highland Income Fund

Principal Amount ($)		Value ($)
Senior Loans (a) - 12.1%

DIVERSIFIED MEDIA - 7.9%
	Metro-Goldwyn-Mayer, Inc.
	Tranche B Term Loan, 6.05%,
297,716	04/06/12	228,003
	Tribune Co., Initial Tranche B
	Advance
297,744	5.79%, 06/04/14	206,039

		434,042

ENERGY - 4.2%
	Coffeyville Resources, LLC
	Funded Letter of Credit,
58,667	2.69%, 12/28/10	54,487
	Tranche D Term Loan,
189,902	5.54%, 12/30/13	176,371

		230,858

	Total Senior Loans
	(Cost $778,300)	664,900

Corporate Notes and Bonds - 58.7%

BROADCASTING - 4.3%
	Viacom, Inc.
	Senior Unsecured Notes,
250,000	6.25%, 04/30/16	238,449

CABLE/WIRELESS VIDEO - 6.0%
	CCH I LLC / CCH I Capital Co.
	Senior Unsecured Notes,
113,000	11.00%, 10/01/15	87,293
	Comcast Corp.
250,000	5.90%, 03/15/16	244,669

		331,962

CHEMICALS - 3.4%
	Georgia Gulf Corp.
	Senior Unsecured Notes, 9.50%,
250,000	10/15/14	185,000

CONSUMER NON-DURABLES - 2.9%
	Solo Cup Co.
	Senior Subordinated Notes,
180,000	8.50%, 02/15/14	159,300

ENERGY - 9.1%
	Dominion Resources, Inc., Series D
	Senior Unsecured Notes,
250,000	5.00%, 03/15/13	248,030
	Energy XXI Gulf Coast, Inc.
	Senior Unsecured Notes,
300,000	10.00%, 06/15/13	253,500

		501,530

FINANCIAL - 3.6%
	HUB International Holdings, Inc.
	Senior Subordinated Notes,
250,000	10.25%, 06/15/15 (b)	200,625

FOOD/TOBACCO - 3.7%
	Pinnacle Foods Finance LLC
	Senior Subordinated Notes,
250,000	10.63%, 04/01/17	201,250

GAMING/LEISURE - 1.5%
	Tropicana Entertainment LLC
	Finance Corp.
	Senior Subordinated Notes,
250,000	9.63%, 12/15/14 (c)	81,250

HEALTHCARE - 4.4%
	Teva Pharmaceutical
	Finance LLC
250,000	5.55%, 02/01/16	243,204

HOUSING - 2.9%
	Realogy Corp.
	Senior Subordinated Notes,
150,000	10.50%, 04/15/14	89,250
	Senior Unsecured Notes,
150,000	12.38%, 04/15/15	69,750

		159,000

RETAIL - 3.6%
	Blockbuster, Inc.
	Senior Subordinated Notes,
250,000	9.00%, 09/01/12	199,375

TELECOMMUNICATIONS - 8.8%
	Time Warner, Inc.
250,000	5.88%, 11/15/16	237,289
	Verizon Communications
	Senior Unsecured Notes,
250,000	5.55%, 02/15/16	245,677

		482,966

TRANSPORTATION — AUTOMOTIVE - 0.2%
	Delphi Corp.
	Senior Unsecured Notes,
67,000	6.50%, 05/01/09 (c)	9,045

WIRELESS COMMUNICATIONS - 4.3%
	Digicel Group, Ltd.
	Senior Unsecured Notes, PIK,
250,000	9.13%, 01/15/15 (b)	235,625

	Total Corporate Notes and Bonds
	(Cost $3,764,260)	3,228,581

Total Investments - 70.8%		3,893,481

(Cost of $4,542,560)

Other Assets & Liabilities, Net - 29.2%		1,607,817

Net Assets - 100.0%		5,501,298

14 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of August 31, 2008	Highland Income Fund

(a)	Senior loans (also called bank loans, leveraged loans, or floating note loans) in which the Highland Income Fund (the “Fund”) invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at August 31, 2008. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(b)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At August 31, 2008, these securities amounted to $436,250 or 7.9% of net assets. These securities have been determined by the Fund’s investment adviser to be liquid securities.

(c)	The issuer is in default of certain debt covenants. Income is not being accrued.

PIK	Payment-in-Kind
See accompanying Notes to Financial Statements. | 15

INVESTMENT PORTFOLIO

As of August 31, 2008	Highland Healthcare Fund

Principal Amount ($)		Value ($)
Senior Loans (a) - 13.8%

MANUFACTURING - 13.8%
	Manitowoc Co.
1,000,000	Term Loan B, 04/14/14 (b)	999,535

	Total Senior Loans
	(Cost $975,000)	999,535

Shares
Common Stocks - 35.0%

HEALTHCARE - 35.0%
Managed Healthcare - 3.4%
4,700	WellPoint, Inc. (c)	248,113

Medical Equipment - 14.7%
1,068,076	Genesys Ltd. (c)	1,068,076

Pharmaceuticals - 16.9%
	Teva Pharmaceuticals Industries
25,902	Ltd., SP ADR	1,226,201

	Total Common Stocks
	(Cost $2,471,753)	2,542,390

Total Investments - 48.8%		3,541,925

(cost of $3,446,753)

Other Assets & Liabilities, Net - 51.2%		3,712,184

Net Assets - 100.0%		7,254,109

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which Highland Healthcare Fund (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at August 31, 2008 Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(c)	Non-income producing security.

SP	ADR Sponsored American Depositary Receipt
16 | See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of August 31, 2008	Highland Funds I

	Highland	Highland
	Equity	High	Highland	Highland
	Opportunities	Income	Income	Healthcare
	Fund	Fund	Fund	Fund
	($)	($)	($)	($)
Assets:
Investments, at value (cost $24,079,136, $4,439,584, $4,542,560, and $3,446,753, respectively)	24,322,781	3,251,668	3,893,481	3,541,925
Cash	2,130,497	1,009,149	1,526,729	5,651,865
Restricted cash (Note 2)	18,956,710	—	—	—
Receivable for:
Investments sold	639,041	211,969	211,969	—
Dividend and interest receivable	15,355	126,428	107,669	4,637
Receivable from investment adviser (Note 4)	—	12,133	18,303	18,743
Fund shares sold	208,697	—	—	1,621
Prepaid offering costs (Note 2)				100,339
Other assets	55,747	8,155	10,162	9,529

Total assets	46,328,828	4,619,502	5,768,313	9,328,659

Liabilities:
Securities sold short, at value (Proceeds $13,657,401, $0, $0 and $0, respectively)	14,323,090	—	—	—
Dividends Payable	7,799	3	635	—
Payables for:
Investments purchased	684,819	223,191	223,191	2,043,076
Fund shares redeemed	145,326	—	—	—
Investment advisory fees (Note 4)	25,858	—	—	—
Administration fees (Note 4)	5,171	184	231	46
Trustees’ fees (Note 4)	100	25	25	50
Distribution and service fees (Note 4)	11,229	99	482	179
Audit fees	35,000	25,000	25,000	20,000
Transfer agent fees	6,481	124	290	149
Accrued expenses and other liabilities	26,054	17,116	17,161	11,050

Total liabilities	15,270,927	265,742	267,015	2,074,550

Net Assets	31,057,901	4,353,760	5,501,298	7,254,109

Composition of Net Assets:
Par value (Note 1)	2,960	591	623	704
Paid-in capital	32,276,326	5,791,821	6,274,217	7,097,315
Undistributed net investment income/(loss)	6,661	9,935	10,065	(11,308)
Accumulated net realized gain/(loss) from investments, short positions and unfunded transactions	(806,002)	(260,671)	(134,528)	72,226
Net unrealized appreciation/(depreciation) on investments, short positions and unfunded transactions	(422,044)	(1,187,916)	(649,079)	95,172

Net Assets	31,057,901	4,353,760	5,501,298	7,254,109

See accompanying Notes to Financial Statements. | 17

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of August 31, 2008	Highland Funds I

	Highland	Highland
	Equity	High	Highland	Highland
	Opportunities	Income	Income	Healthcare
	Fund	Fund	Fund	Fund
	($)	($)	($)	($)
Class A
Net assets	17,710,685	86,654	139,557	154,484
Shares outstanding (unlimited authorization)	1,686,025	11,773	15,807	15,000
Net asset value per share (Net assets/shares outstanding)	10.50 (a)	7.36 (a)	8.83 (a)	10.30 (a)
Maximum offering price per share (100 / 94.50 of $10.50; 100 / 95.50 of $7.36; 100 / 95.50 of $8.83 and 100 / 94.50 of $10.30, respectively)	11.11 (b)	7.71 (b)	9.25 (b)	10.90 (b)

Class C
Net assets	7,324,218	85,803	542,107	159,309
Shares outstanding (unlimited authorization)	702,923	11,660	61,298	15,501
Net asset value and offering price per share (Net assets/shares outstanding)	10.42 (a)	7.36 (a)	8.84 (a)	10.28 (a)

Class Z
Net assets	6,022,998	4,181,303	4,819,634	6,940,316
Shares outstanding (unlimited authorization)	571,319	568,064	545,904	673,099
Net asset value, offering and redemption price per share (Net assets/Shares outstanding)	10.54	7.36	8.83	10.31

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge (“CDSC”).

(b)	On sales of $1,000,000 or more, there is no sales charge and therefore the offering price will be lower.
18 | See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2008	Highland Funds I

	Highland	Highland
	Equity	High	Highland	Highland
	Opportunities	Income	Income	Healthcare
	Fund	Fund	Fund	Fund(a)
	($)	($)	($)	($)
Investment Income:
Interest	246,619	502,550	482,882	19,687
Dividends (less withholding tax of $355, $0, $0 and $0)	476,173	—	—	2,699
Securities lending income	68,528	—	—	—

Total investment income	791,320	502,550	482,882	22,386

Expenses:
Investment advisory fees (Note 4)	723,879	30,500	28,815	9,972
Administration fees (Note 4)	64,345	9,386	11,526	3,324
Fund accounting fees	86,896	82,320	82,967	8,924
Distribution fees: (Note 4)
Class A	18,069	93	125	49
Class C	54,422	696	5,797	377
Service fees: (Note 4)
Class A	45,173	233	311	122
Class C	18,141	232	1,932	126
Transfer agent fees	67,353	50,005	50,320	212
Audit fees	52,700	27,700	27,700	20,000
Legal fees	89,076	39,052	43,594	4,999
Trustees’ fees (Note 4)	22,260	20,322	20,404	160
Custodian fees	15,821	2,688	2,349	829
Registration fees	49,994	30,239	37,268	7,010
Offering cost (Note 2)	17,004	61,728	61,197	48,538
Reports to shareholders	38,203	15,810	15,680	2,850
Interest expense	—	874	3,537	—
Other expenses	54,174	9,598	9,999	1,185

Total operating expenses	1,417,510	381,476	403,521	108,677

Fees and expenses waived or reimbursed by investment adviser (Note 4)	(595,036)	(278,462)	(267,913)	(71,605)
Fees and expenses waived by administrator (Note 4)	—	(7,039)	(8,645)	(3,158)

Net operating expenses	822,474	95,975	126,963	33,914

Dividends for short sales	108,987	—	—	—

Net expenses	931,461	95,975	126,963	33,914

Net investment income (loss)	(140,141)	406,575	355,919	(11,528)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(1,820,615)	(220,572)	(87,677)	72,226
Net realized gain/(loss) on short positions (Note 2)	2,031,819	—	—	—
Net realized gain/(loss) on unfunded transactions	—	(1,090)	(183)	—
Net change in unrealized appreciation/(depreciation) on investments	241,885	(779,448)	(381,783)	95,172
Net change in unrealized appreciation/(depreciation) on short positions (Note 2)	(672,753)	—	—	—
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	—	670	—	—

Net realized and unrealized gain/(loss) on investments	(219,664)	(1,000,440)	(469,643)	167,398

Net increase/(decrease) in net assets from operations	(359,805)	(593,865)	(113,724)	155,870

(a)	Highland Healthcare Fund commenced investment operations on May 5, 2008.
See accompanying Notes to Financial Statements. | 19

STATEMENTS OF CHANGES IN NET ASSETS
Highland Funds I

	Highland Equity		Highland High
	Opportunities Fund		Income Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	August 31, 2008	August 31, 2007(a)	August 31, 2008	August 31, 2007(b)
	($)	($)	($)	($)
Increase/(Decrease) in Net Assets:
From Operations
Net investment income/(loss)	(140,141)	(34,710)	406,575	160,572
Net realized gain/(loss) on investments, unfunded transactions and short positions	211,204	253,322	(221,662)	193,871
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions and short positions	(430,868)	8,824	(778,778)	(409,138)

Net increase/(decrease) in net assets from operations	(359,805)	227,436	(593,865)	(54,695)

Distributions Declared to Shareholders
From net investment income:
Class A	(81,797)	—	(7,784)	(3,042)
Class C	(17,020)	—	(7,134)	(2,722)
Class Z	(41,861)	—	(391,657)	(154,808)

Total distributions from net investment income	(140,678)	—	(406,575)	(160,572)

From capital gains:
Class A	(699,776)	—	(4,633)	—
Class C	(266,646)	—	(4,611)	—
Class Z	(281,565)	—	(223,635)	—

Total distributions from capital gains	(1,247,987)	—	(232,879)	—

Total distributions declared to shareholders	(1,388,665)	—	(639,454)	(160,572)

Share Transactions

Class A
Subscriptions	7,684,799	17,832,819	—	100,000
Distributions reinvested	726,440	—	12,417	3,042
Redemptions (Note 5)	(6,479,290)	(905,403)	—	—

Net increase	1,931,949	16,927,416	12,417	103,042

Class C
Subscriptions	5,361,697	5,143,557	—	99,995
Distributions reinvested	223,698	—	11,745	2,722
Redemptions (Note 5)	(3,011,838)	(50,387)	—	—

Net increase	2,573,557	5,093,170	11,745	102,717

Class Z
Subscriptions	559,924	7,354,926	75	4,814,552
Distributions reinvested	323,253	—	615,199	154,808
Redemptions (Note 5)	(2,285,260)	—	(12,209)	—

Net increase/(decrease)	(1,402,083)	7,354,926	603,065	4,969,360

Net increase from share transactions	3,103,423	29,375,512	627,227	5,175,119

Total increase/(decrease) in net assets	1,354,953	29,602,948	(606,092)	4,959,852

Net Assets
Beginning of period	29,702,948	100,000 (e)	4,959,852	—

End of period	31,057,901	29,702,948	4,353,760	4,959,852

Undistributed net investment income/(loss)	6,661	—	9,935	82

(a)	Highland Equity Opportunities Fund commenced investment operations on December 5, 2006.

(b)	Highland High Income Fund commenced investment operations on March 5, 2007.

(c)	Highland Income Fund commenced investment operations on March 5, 2007.

(d)	Highland Healthcare Fund commenced investment operations on May 5, 2008.

(e)	Represents initial seed money.
20 | See accompanying Notes to Financial Statements.

Highland Funds I

Highland		Highland
Income Fund		Healthcare Fund
Year Ended	Period Ended	Period Ended
August 31, 2008	August 31, 2007(c)	August 31, 2008(d)
($)	($)	($)
355,919	133,293	(11,528)

(87,860)	202,039	72,226

(381,783)	(267,296)	95,172

(113,724)	68,036	155,870

(7,441)	(2,502)	—
(40,678)	(2,290)	—
(307,800)	(128,501)	—

(355,919)	(133,293)	—

(4,748)	—	—
(54,700)	—	—
(189,259)	—	—

(248,707)	—	—

(604,626)	(133,293)	—

40,885	100,000	150,000
12,163	2,502	—
—	—	—

53,048	102,502	150,000

1,722,846	111,828	155,000
81,242	2,290	—
(1,215,290)	—	—

588,798	114,118	155,000

—	4,800,000	6,793,239
497,938	128,501	—
—	—	—

497,938	4,928,501	6,793,239

1,139,784	5,145,121	7,098,239

421,434	5,079,864	7,254,109

5,079,864	—	—

5,501,298	5,079,864	7,254,109

10,065	216	(11,308)

See accompanying Notes to Financial Statements. | 21

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Funds I

	Highland Equity		Highland High
	Opportunities Fund		Income Fund
	Year Ended	Period Ended	Year Ended	Period Ended
	August 31, 2008	August 31, 2007(a)	August 31, 2008	August 31, 2007(b)
Changes in Shares

Class A
Subscriptions	710,594	1,617,521	—	10,000
Issued for distributions reinvested	69,053	—	1,468	305
Redemptions	(627,619)	(83,524)	—	—

Net increase	152,028	1,533,997	1,468	10,305

Class C
Subscriptions	502,314	473,505	—	10,000
Issued for distributions reinvested	21,345	—	1,387	273
Redemptions	(289,654)	(4,587)	—	—

Net increase	234,005	468,918	1,387	10,273

Class Z
Subscriptions	50,673	716,203	8	481,418
Issued for distributions reinvested	30,698	—	72,741	15,527
Redemptions	(226,255)	—	(1,630)	—

Net Increase (Decrease)	(144,884)	716,203	71,119	496,945

(a)	Highland Equity Opportunities Fund commenced investment operations on December 5, 2006.

(b)	Highland High Income Fund commenced investment operations on March 5, 2007.

(c)	Highland Income Fund commenced investment operations on March 5, 2007.

(d)	Highland Healthcare Fund commenced investment operations on May 5, 2008.
22 | See accompanying Notes to Financial Statements.

Highland Funds I

Highland		Highland
Income Fund		Healthcare Fund
Year Ended	Period Ended	Period Ended
August 31, 2008	August 31, 2007(c)	August 31, 2008(d)
4,258	10,000	15,000
1,302	247	—
—	—	—

5,560	10,247	15,000

177,187	11,145	15,501
8,565	224	—
(135,823)	—	—

49,929	11,369	15,501

—	480,000	673,099
53,216	12,688	—
—	—	—

53,216	492,688	673,099
See accompanying Notes to Financial Statements. | 23

STATEMENTS OF CASH FLOWS

For the Year Ended August 31, 2008	Highland Equity Opportunities Fund

($)

Cash Flows Provided by Operating Activities
Net investment loss	(140,141)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchase of investment securities	(55,163,649)
Proceeds from disposition of investment securities	49,702,466
Purchases of securities sold short	40,950,665
Proceeds from securities sold short	(25,984,052)
Increase in restricted cash	(17,605,687)
Decrease in dividends, interest and fees receivable	43,619
Increase in receivable for investments sold	(639,041)
Decrease in other assets	7,043
Increase in payable for investments purchased	536,289
Decrease in payables to related parties	(6,407)
Increase in other liabilities	11,971

Net cash flow used by operating activities	(8,286,924)

Cash flows provided by financing activities
Proceeds from shares sold	13,585,929
Payment of shares redeemed	(11,636,115)

Net cash flow provided by financing activities	1,949,814

Net decrease in cash	(6,337,110)

Cash
Beginning of the year	8,467,607

End of the year	2,130,497

24 | See accompanying Notes to Financial Statements.

STATEMENTS OF CASH FLOWS

For the Year Ended August 31, 2008	Highland High Income Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	406,575

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchase of investment securities	(3,762,940)
Proceeds from disposition of investment securities	4,424,571
Increase in interest receivable	(16,083)
Increase in receivable for investment adviser	(4,274)
Decrease in receivable for investments sold	23,969
Decrease in other assets	27,009
Increase in realized loss on unfunded transactions	(1,090)
Net amortization of premium (discount)	(41,834)
Decrease in payable for investments purchased	(372,309)
Decrease in payables to related parties	(1,550)
Decrease in other liabilities	(13,533)

Net cash flow provided by operating activities	668,511

Cash flows provided by financing activities
Proceeds from shares sold	(18)
Payment of shares redeemed	(12,209)

Net cash flow used by financing activities	(12,227)

Net increase in cash	656,284

Cash
Beginning of the year	352,865

End of the year	1,009,149

See accompanying Notes to Financial Statements. | 25

STATEMENTS OF CASH FLOWS

For the Year Ended August 31, 2008	Highland Income Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	355,919

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchase of investment securities	(3,511,482)
Proceeds from disposition of investment securities	4,120,740
Decrease in interest receivable	1,206
Increase in receivable for investment adviser	(10,068)
Increase in receivable for investments sold	(211,969)
Decrease in other assets	27,295
Increase in realized loss on unfunded transactions	(183)
Net amortization of premium (discount)	(26,297)
Increase in payable for investments purchased	223,191
Decrease in payables to related parties	(1,506)
Decrease in other liabilities	(12,186)

Net cash flow provided by operating activities	954,660

Cash flows provided by financing activities
Increase in interest payable	636
Proceeds from shares sold	1,750,929
Payment of shares redeemed	(1,215,290)

Net cash flow provided by financing activities	536,275

Net increase in cash	1,490,935

Cash
Beginning of the year	35,794

End of the year	1,526,729

26 | See accompanying Notes to Financial Statements.

STATEMENTS OF CASH FLOWS

For the Period Ended August 31, 2008	Highland Healthcare Fund(a)

($)

Cash Flows Provided by Operating Activities
Net investment loss	(11,528)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchase of investment securities	(3,973,295)
Proceeds from disposition of investment securities	598,768
Increase in dividends, interest and fees receivable	(4,637)
Increase in receivable for investment adviser	(18,743)
Increase in receivable for investments sold	(1,621)
Increase in other assets	(109,868)
Increase in payable for investments purchased	2,043,076
Increase in payables to related parties	96
Increase in other liabilities	31,378

Net cash flow used by operating activities	(1,446,374)

Cash flows provided by financing activities
Proceeds from shares sold	7,098,239

Net cash flow provided by financing activities	7,098,239

Net increase in cash	5,651,865

Cash
Beginning of the period	—

End of the period	5,651,865

(a)	Highland Healthcare Fund commenced investment operations on May 5, 2008.
See accompanying Notes to Financial Statements. | 27

FINANCIAL HIGHLIGHTS
Highland Equity Opportunities Fund Class A
Selected data for a share outstanding throughout each period is as follows:

	For the		For the
	Year Ended		Period Ended
	08/31/08		08/31/07(a)
Net Asset Value, Beginning of Year	$10.92		$10.00

Income from Investment Operations:
Net investment loss	(0.04	)(b)	(0.01)
Redemption fees added to paid-in capital	—	(c)	—	(c)
Net realized and unrealized gain/(loss)	0.04	(b)	0.93

Total from investment operations	—		0.92

Less Distributions Declared to Shareholders:
From net investment income	(0.04)		—
From net realized gains	(0.38)		—

Total distributions declared to shareholders	(0.42)		—

Net Asset Value, End of Year	$10.50		$10.92
Total return(d)	0.01%		9.20	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$17,711		$16,757
Total expenses	4.33%		5.25%
Waiver/reimbursement	(1.85)%		(2.30)%
Net operating expenses(f)	2.48%		2.95%
Dividends for short positions	0.34%		0.01%
Net expenses(f)	2.82%		2.96%
Net investment income/(loss)	(0.36)%		(0.41)%
Portfolio turnover rate	206%		58	%(e)

(a)	Highland Equity Opportunities Fund, Class A commenced operations on December 5, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
28 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Equity Opportunities Fund Class C
Selected data for a share outstanding throughout each period is as follows:

	For the		For the
	Year Ended		Period Ended
	08/31/08		08/31/07(a)
Net Asset Value, Beginning of Year	$10.90		$10.00

Income from Investment Operations:
Net investment loss	(0.11	)(b)	(0.03)
Redemption fees added to paid-in capital	—	(c)	—	(c)
Net realized and unrealized gain/(loss)	0.03	(b)	0.93

Total from investment operations	(0.08)		0.90

Less Distributions Declared to Shareholders:
From net investment income	(0.02)		—
From net realized gains	(0.38)		—

Total distributions declared to shareholders	(0.40)		—

Net Asset Value, End of Year	$10.42		$10.90
Total return(d)	(0.74)%		9.00	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$7,324		$5,109
Total expenses	4.98%		5.90%
Waiver/reimbursement	(1.85)%		(2.30)%
Net operating expenses(f)	3.13%		3.60%
Dividends for short positions	0.34%		0.01%
Net expenses(f)	3.47%		3.61%
Net investment income (loss)	(1.01)%		(1.06)%
Portfolio turnover rate	206%		58	%(e)

(a)	Highland Equity Opportunities Fund, Class C commenced operations on December 5, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 29

FINANCIAL HIGHLIGHTS
Highland Equity Opportunities Fund Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the		For the
	Year Ended		Period Ended
	08/31/08		08/31/07(a)
Net Asset Value, Beginning of Year	$10.94		$10.00

Income from Investment Operations:
Net investment income	—	(b)(c)	0.00
Redemption fees added to paid-in capital	—	(c)	—	(c)
Net realized and unrealized gain/(loss)	0.04	(b)	0.94

Total from investment operations	0.04		0.94

Less Distributions Declared to Shareholders:
From net investment income	(0.06)		—
From net realized gains	(0.38)		—

Total distributions declared to shareholders	(0.44)		—

Net Asset Value, End of Year	$10.54		$10.94
Total return(d)	0.31%		9.40	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$6,023		$7,837
Total expenses	3.98%		4.90%
Waiver/reimbursement	(1.85)%		(2.30)%
Net operating expenses(f)	2.13%		2.60%
Dividends for short positions	0.34%		0.01%
Net expenses(f)	2.47%		2.61%
Net investment income (loss)	(0.01)%		(0.06)%
Portfolio turnover rate	206%		58	%(e)

(a)	Highland Equity Opportunities Fund, Class Z commenced operations on December 5, 2006.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
30 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland High Income Fund Class A
Selected data for a share outstanding throughout each period is as follows:

	For the	For the
	Year Ended	Period Ended
	08/31/08	08/31/07(a)
Net Asset Value, Beginning of Year	$9.58	$10.00

Income from Investment Operations:
Net investment income	0.70	0.30	(b)
Redemption fees added to paid-in-capital	— (c)	—
Net realized and unrealized gain/(loss)	(1.78)	(0.42	)(b)

Total from investment operations	(1.08)	(0.12)

Less Distributions Declared to Shareholders:
From net investment income	(0.70)	(0.30)
From net realized gains	(0.44)	—

Total distributions declared to shareholders	(1.14)	(0.30)

Net Asset Value, End of Year	$7.36	$9.58
Total return(d)	(12.20)%	(1.26	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$87	$99
Total expenses	8.43%	5.89%
Waiver/reimbursement	(6.08)%	(3.54)%
Net operating expenses(f)	2.35%	2.35%
Interest expense	0.02%	N/A
Net expenses(f)	2.37%	2.35%
Net investment income	8.34%	6.06%
Portfolio turnover rate	94%	641	%(e)

(a)	Highland High Income Fund, Class A commenced operations on March 5, 2007.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 31

FINANCIAL HIGHLIGHTS
Highland High Income Fund Class C
Selected data for a share outstanding throughout each period is as follows:

	For the	For the
	Year Ended	Period Ended
	08/31/08	08/31/07(a)
Net Asset Value, Beginning of Year	$9.58	$10.00

Income from Investment Operations:
Net investment income	0.65	0.27	(b)
Redemption fees added to paid-in-capital	— (c)	—
Net realized and unrealized gain/(loss)	(1.78)	(0.42	)(b)

Total from investment operations	(1.13)	(0.15)

Less Distributions Declared to Shareholders:
From net investment income	(0.65)	(0.27)
From net realized gains	(0.44)	—

Total distributions declared to shareholders	(1.09)	(0.27)

Net Asset Value, End of Year	$7.36	$9.58
Total return(d)	(12.77)%	(1.59	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$86	$98
Total expenses	9.08%	6.54%
Waiver/reimbursement	(6.08)%	(3.54)%
Net operating expenses(f)	3.00%	3.00%
Interest expenses	0.02%	N/A
Net expenses(f)	3.02%	3.00%
Net investment income	7.69%	5.41%
Portfolio turnover rate	94%	641	%(e)

(a)	Highland High Income Fund, Class C commenced operations on March 5, 2007.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
32 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland High Income Fund Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the	For the
	Year Ended	Period Ended
	08/31/08	08/31/07(a)
Net Asset Value, Beginning of Year	$9.58	$10.00

Income from Investment Operations:
Net investment income	0.73	0.32	(b)
Redemption fees added to paid-in-capital	— (c)	—
Net realized and unrealized gain/(loss)	(1.78)	(0.42	)(b)

Total from investment operations	(1.05)	(0.10)

Less Distributions Declared to Shareholders:
From net investment income	(0.73)	(0.32)
From net realized gains	(0.44)	—

Total distributions declared to shareholders	(1.17)	(0.32)

Net Asset Value, End of Year	$7.36	$9.58
Total return(d)	(11.90)%	(1.10	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$4,181	$4,763
Total expenses	8.08%	5.54%
Waiver/reimbursement	(6.08)%	(3.54)%
Net operating expenses(f)	2.00%	2.00%
Interest expense	0.02%	N/A
Net expenses(f)	2.02%	2.00%
Net investment income	8.69%	6.41%
Portfolio turnover rate	94%	641	%(e)

(a)	Highland High Income Fund, Class Z commenced operations on March 5, 2007.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 33

FINANCIAL HIGHLIGHTS
Highland Income Fund Class A
Selected data for a share outstanding throughout each period is as follows:

	For the	For the
	Year Ended	Period Ended
	08/31/08	08/31/07(a)
Net Asset Value, Beginning of Year	$9.88	$10.00

Income from Investment Operations:
Net investment income	0.56	0.25	(b)
Redemption fees added to paid-in-capital	— (c)	—
Net realized and unrealized gain/(loss)	(0.67)	(0.12	)(b)

Total from investment operations	(0.11)	0.13

Less Distributions Declared to Shareholders:
From net investment income	(0.56)	(0.25)
From net realized gains	(0.38)	—

Total distributions declared to shareholders	(0.94)	(0.25)

Net Asset Value, End of Year	$8.83	$9.88
Total return(d)	(1.30)%	1.24	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$140	$101
Total expenses	7.15%	5.85%
Waiver/reimbursement	(4.80)%	(3.50)%
Net operating expenses(f)	2.35%	2.35%
Interest expense	0.06%	0.15%
Net expenses(f)	2.41%	2.50%
Net investment income	5.97%	4.96%
Portfolio turnover rate	70%	590	%(e)

(a)	Highland Income Fund, Class A commenced operations on March 5, 2007.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
34 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Income Fund Class C
Selected data for a share outstanding throughout each period is as follows:

	For the	For the
	Year Ended	Period Ended
	08/31/08	08/31/07(a)
Net Asset Value, Beginning of Year	$9.88	$10.00

Income from Investment Operations:
Net investment income	0.49	0.22	(b)
Redemption fees added to paid-in-capital	— (c)	—
Net realized and unrealized gain/(loss)	(0.66)	(0.12	)(b)

Total from investment operations	(0.17)	0.10

Less Distributions Declared to Shareholders:
From net investment income	(0.49)	(0.22)
From net realized gains	(0.38)	—

Total distributions declared to shareholders	(0.87)	(0.22)

Net Asset Value, End of Year	$8.84	$9.88
Total return(d)	(2.02)%	0.92	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$542	$112
Total expenses	7.80%	6.50%
Waiver/reimbursement	(4.80)%	(3.50)%
Net operating expenses(f)	3.00%	3.00%
Interest expense	0.06%	0.15%
Net expenses(f)	3.06%	3.15%
Net investment income	5.32%	4.31%
Portfolio turnover rate	70%	590	%(e)

(a)	Highland Income Fund, Class C commenced operations on March 5, 2007.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 35

FINANCIAL HIGHLIGHTS
Highland Income Fund Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the	For the
	Year Ended	Period Ended
	08/31/08	08/31/07(a)
Net Asset Value, Beginning of Year	$9.88	$10.00

Income from Investment Operations:
Net investment income	0.59	0.27	(b)
Redemption fees added to paid-in-capital	— (c)	—
Net realized and unrealized gain/(loss)	(0.67)	(0.12	)(b)

Total from investment operations	(0.08)	0.15

Less Distributions Declared to Shareholders:
From net investment income	(0.59)	(0.27)
From net realized gains	(0.38)	—

Total distributions declared to shareholders	(0.97)	(0.27)

Net Asset Value, End of Year	$8.83	$9.88
Total return(d)	(0.96)%	1.42	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$4,820	$4,866
Total expenses	6.80%	5.50%
Waiver/reimbursement	(4.80)%	(3.50)%
Net operating expenses(f)	2.00%	2.00%
Interest expense	0.06%	0.15%
Net expenses(f)	2.06%	2.15%
Net investment income	6.32%	5.31%
Portfolio turnover rate	70%	590	%(e)

(a)	Highland Income Fund, Class Z commenced operations on March 5, 2007.

(b)	Per share data was calculated using average shares outstanding during the year.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
36 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Healthcare Fund
Selected data for a share outstanding throughout each period is as follows:

	Class A Shares		Class C Shares		Class Z Shares
	For the Period Ended 08/31/08(a)
Net Asset Value, Beginning of Period	$10.00		$10.00		$10.00

Income from Investment Operations:
Net investment loss	(0.03)		(0.05)		(0.02)
Net realized and unrealized gain	0.33		0.33		0.33

Total from investment operations	0.30		0.28		0.31

Less Distributions Declared to Shareholders:
From net investment income	—		—		—

Total distributions declared to shareholders	—		—		—

Net Asset Value, End of Period	$10.30		$10.28		$10.31
Total return(b)	3.00	%(c)	2.80	%(c)	3.10	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$155		$159		$6,940
Total expenses	6.85%		7.50%		6.50%
Waiver/reimbursement	(4.50)%		(4.50)%		(4.50)%
Net operating expenses(d)	2.35%		3.00%		2.00%
Net investment income	(1.00)%		(1.65)%		(0.65)%
Portfolio turnover rate	36	%(c)	36	%(c)	36	%(c)

(a)	Highland Healthcare Fund commenced operations on May 5, 2008.

(b)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Not annualized.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 37

NOTES TO FINANCIAL STATEMENTS

August 31, 2008	Highland Funds I
Note 1. Organization
Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four separate portfolios, each of which is non-diversified, Highland Equity Opportunities Fund (the “Equity Opportunities Fund”), Highland High Income Fund (the “High Income Fund”), Highland Income Fund (the “Income Fund”) and Highland Healthcare Fund (the “Healthcare Fund”) (each a “Fund” and, collectively, the “Funds”).
Investment Objectives
The investment objectives of the Funds are as follows:
Equity Opportunities Fund. To seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.
High Income Fund. To provide high current income while seeking to preserve shareholders’ capital.
Income Fund. To provide a high level of current income, with capital appreciation as a secondary objective.
Healthcare Fund. To seek long-term capital appreciation.
Fund Shares
Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers Class A, Class C and Class Z Shares. Class A investors are sold with a front-end sales charge. Class A and C may be subject to a contingent deferred sales charge. Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.
At August 31, 2008, Highland Capital Management L.P. (the “Investment Adviser”) owned 17.2%, 100.0%, 91.2% and 98.6% of the total shares outstanding of the Equity Opportunities Fund, High Income Fund, Income Fund and Healthcare Fund, respectively.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation
In computing each Fund’s net assets attributable to Common Shares, securities with readily available market quotations, use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued in good faith by management, using an independent pricing service. Generally, loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources.
If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Funds’ net asset value), such securities are valued at their fair value, as determined by the Funds’ Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board. In these cases, the Funds’ net asset value will reflect the affected portfolio securities’ value as determined in accordance with these procedures. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values.
There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 57 (“FAS 157”) “Fair Value Measurement,” which is effective for financial statements issued for fiscal years beginning after November 15, 2007. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements, but is not expected to result
38 | Annual Report

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August 31, 2008	Highland Funds I
in any changes to the fair value measurements of a Fund’s investments. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets for the reportable periods as contained in the Fund’s periodic filings.
With respect to the Healthcare Fund, the Fund has adopted FAS 157 as of May 5, 2008, the inception of the Fund. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Fund’s net asset value. However, the adoption of FAS 157 does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Fund’s periodic filings. The three levels of the fair value hierarchy established under FAS 157 are described below:
Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement;
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and
Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of August 31, 2008 as follows:

Assets at
Fair Value	Total	Level 1	Level 2	Level 3
Portfolio Investments	$3,541,925	$1,474,314	$999,535	$1,068,076

Total	$3,541,925	$1,474,314	$999,535	$1,068,076

The Fund did not have any liabilities that were measured at fair value on a recurring basis at August 31, 2008.
The following table presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) between May 5, 2008 (commencement of the Fund) and at August 31, 2008.

Assets at Fair Value using
unobservable inputs (Level 3)	Portfolio Investments
Balance as of May 5, 2008	$—
Transfers in/(out) of Level 3	—
Net amortization/(accretion) of premium/(discount)	—
Net realized gains/(losses)	—
Net unrealized gains/(losses)	—
Net purchases and sales	1,068,076

Balance as of August 31, 2008	$1,068,076

Security Transactions
Security transactions are accounted for on the trade date. Cost and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.
Cash and Cash Equivalents
The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U. S. dollars on the date of the statement of assets and liabilities. At August 31, 2008, the Funds did not have any cash and cash equivalents denominated in foreign currencies.
Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Annual Report | 39

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Funds I
Short Sales
The Equity Opportunities Fund, the High Income Fund and the Income Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. Cash held as collateral for short sales is classified as restricted cash on Equity Opportunities Fund’s Statement of Assets and Liabilities. Of this restricted cash, $3,159,733 is held with the custodian and $436,500 is held with the broker.
During September 2008, after the reporting period, the SEC issued several rulings regarding short selling. In general, the SEC has instituted a temporary ban on short selling in specific shares in the financial sector, which has expired at midnight on October 8, 2008. Additionally, various exchanges have banned short selling of shares in the financial sector that trade on their exchange. Many non-U.S. jurisdictions have implemented similar restrictions. The SEC has also instituted reporting requirements that apply to short sales only. While the impact of the rules is not expected to be material to the Funds and their operations, the ultimate outcome and related impact to the Funds cannot be predicted with certainty. Possible impacts include a reduced inventory of shares available for borrowing and increased transaction costs related to short selling.
Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments. Dividend income is recorded on the ex-dividend date. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of each Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of September 1, 2007, the Funds adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.
Distributions to Shareholders
The Equity Opportunities Fund and the Healthcare Fund intend to pay distributions from net investment income on an annual basis. The High Income and Income Funds intend to pay distributions from net investment income on a monthly basis. The Funds intend to pay net realized capital gains, if any, on an annual basis.
Offering Costs
Certain costs incurred in connection with each Fund’s initial public offering have been capitalized and are being amortized on a straight-line basis over one year, beginning on the commencement of operations of the Fund. As of December 4, 2007, the offering costs for the Equity Opportunities Fund had been fully amortized. As of March 5, 2008, the offering costs for High Income Fund and Income Fund have been fully amortized.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and sub-custodian bank, respectively, and does not include any short-term investments or cash posted as collateral with the custodian or broker-dealers.
Additional Accounting Standards
In March 2008, the FASB issued Statement of Financial
40 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Funds I
Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the period ended August 31, 2008, permanent differences resulting from net investment losses, dividends on short sales, disallowed blue sky fees and distributions in excess under Section 852(c) were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed Net	Accumulated Net
	Investment	Realized Gain	Paid-In
Fund	Income	(Loss)	Capital
Equity Opportunities Fund	$287,480	$11,865	$(299,345)
High Income Fund	$9,853	$(1)	$(9,852)
Income Fund	$9,849	$—	$(9,849)
Healthcare Fund	$220	$—	$(220)
The tax character of distributions paid during the periods ended August 31, 2008 and August 31, 2007 were as follows:

	Distributions paid from:
	Ordinary	Long-Term	Distributions
Fund	Income*	Capital Gains	in Excess
Equity Opportunities Fund
2008	$1,100,785	$1,400	$286,480
2007	—	—	$—

High Income Fund
2008	639,454	—	—
2007	160,572	—	—

Income Fund
2008	604,626	—	—
2007	133,293	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

			Net
	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/
Fund	Income	Capital Gains	(Depreciation)
Equity Opportunities Fund	$—	$—	$(592,551)
High Income Fund	31,885	—	(1,211,113)
Income Fund	24,037	—	(662,416)
Healthcare Fund	73,499	—	95,172

*	The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale adjustments.
Unrealized appreciation and depreciation at August 31, 2008, based on cost of investments for U.S. federal income tax purposes was:

			Net
	Gross	Gross	Appreciation/
Fund	Appreciation	Depreciation	(Depreciation)*	Cost
Equity Opportunities Fund	$1,578,762	$(1,505,624)	$73,138	$24,249,643
High Income Fund	8,310	(1,219,423)	(1,211,113)	4,462,781
Income Fund	4,300	(666,716)	(662,416)	4,555,897
Healthcare Fund	97,781	(2,609)	95,172	3,446,753

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.
Post-October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended August 31, 2008, the Equity Opportunities Fund, High Income Fund and Income Fund intend to elect to defer net realized capital losses of $628,834, $259,421 and $134,528, respectively, incurred from November 1, 2007 through August 31, 2008.
Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees
Investment Advisory Fees
The Investment Adviser receives from the Funds monthly investment advisory fees, computed and accrued daily based on the average daily managed assets of each Fund, at the annual rate of 2.25% for the Equity Opportunities Fund, 0.65% for the High Income Fund, 0.50% for the Income Fund and 0.60% for the Healthcare Fund.
“Average daily managed assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
Annual Report | 41

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Funds I
Administration Fees
The Investment Adviser provides administrative services to each Fund. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s average daily managed net assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc (“PNC”), formerly known as PFPC, Inc. The Investment Adviser pays PNC directly for these sub-administration services.
Service and Distribution Fees
PFPC Distributors, Inc. (the “Underwriter”) serves as the principal underwriter and distributor of each Fund’s shares. The Distributor acting as underwriter, receives the front-end sales charge imposed on the sale of Class A Shares and receives the CDSC imposed on certain redemptions of Class A and Class C Shares. For the year ended August 31, 2008, the Distributor received $9,644 of front-end sales charge for Class A Shares and received $2,300 and $10,416 of CDSC for Class A and Class C Shares of the Equity Opportunities Fund and $7,325 of CDSC for Class C Shares of the Income Fund. There were no other CDSC received for the year ended August 31, 2008.
The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which requires the payment of a monthly service fee to the Distributor at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class C Shares of the Funds. The Plan also requires the payment of a monthly distribution fee to the Distributor at an annual rate of 0.10% of the average daily net assets attributable to Class A Shares and 0.75% of the average daily net assets attributable to Class C Shares of each Fund.
Expense Limits and Fee Reimbursements
For the Equity Opportunities Fund, pursuant to a written fee waiver and expense reimbursement agreement, the Investment Adviser had agreed to waive its advisory and/or administration fees and/or reimburse for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes and extraordinary expenses, if any) so that such annual expenses did not exceed 2.60% of the average daily managed assets for each of Class A, C and Z Shares for the Equity Opportunities Fund’s first twelve months of operations. This agreement was terminated on January 9, 2008. For the period January 10, 2008 to March 31, 2008, the Investment Adviser voluntarily agreed to waive 100% of its advisory fee. On April 1, 2008, the Investment Adviser agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver may be terminated at any time by Investment Adviser upon fourteen days’ written notice to investors.
For the High Income and Income Funds, the Investment Adviser voluntarily has agreed to waive all of its advisory fees and 0.15% of its administration fee. This waiver may be terminated at any time by the Investment Adviser upon seven days’ written notice to investors.
For the Healthcare Fund, the Investment Adviser voluntarily has agreed to waive all of its advisory fee and 0.19% of its administration fee. The waiver may be terminated at any time upon seven days, written notice to investors.
Fees Paid to Officers and Trustees
Effective January 1, 2008, each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this annual report.
Prior to January 1, 2008, each Independent Trustee received an annual retainer of $10,000 from each Fund (except for the Healthcare Fund, which had not yet commenced operations) for services provided as Trustee of the Funds, plus additional amounts from other funds in the Highland Fund Complex.
The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.
Note 5. Redemption Fees
The Funds impose a 2.00% redemption fee on all Class A, Class C and Class Z Shares that are redeemed or exchanged within two months or less after date of purchase. The fee is calculated based on the shares’ aggregate net asset value on the date of redemption, is allocated back to each class based on relative net assets and is deducted from the redemption proceeds on the Statement of Changes in Net Assets. The redemption fee is not a sales charge and is retained by the Funds. For the year ended August 31, 2008, the Funds had collected the following redemption fees:

	Redemption Fee Amount
Fund	Class A	Class C	Class Z
Equity Opportunities Fund	$9,775	$3,057	$4,618
High Income Fund	—	—	4
Income Fund	22	957	880
Healthcare Fund	—	—	—
42 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highlands Fund I
Note 6. Portfolio Information
For the year ended August 31, 2008, the cost of purchases and the proceeds from sales of the Funds’ portfolio securities (excluding short-term investments) amounted to the following:

	Purchases		Sales
	U.S.		U.S.
Fund	Government*	Other	Government*	Other
Equity Opportunities Fund	$—	$55,163,664	$—	$49,702,466
High Income Fund	—	3,762,940	—	4,424,576
Income Fund	—	3,511,482	—	4,102,740
Healthcare Fund	—	3,973,295	—	598,768

*	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended August 31, 2008.
Note 7. Securities Lending
Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Funds had no securities on loan as of August 31, 2008.
Note 8. Line of Credit
On June 27, 2007, along with another fund in the Highland Fund Complex, the Equity Opportunities Fund, High Income Fund and Income Fund entered into a $165,000,000 credit facility, as amended from time to time, used for temporary or emergency purposes to facilitate portfolio liquidity. Each of the Funds has access to the facility, but aggregate borrowings may not exceed $165,000,000. Interest is charged to the Funds based on their borrowings. For the year ended August 31, 2008, there were no borrowings against the credit facility by the Funds.
Note 9. Unfunded Loan Commitments
Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Funds’ valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of August 31, 2008, the Funds did not have any unfunded loan commitments outstanding.
The net change in unrealized appreciation/(depreciation) on unfunded transactions from prior year of $(670) for the High Income Fund is recorded in the Statement of Operations.
Note 10. Indemnification
The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Note 11. Disclosure of Significant Risks and Contingencies
Counterparty Credit Risk
Counterparty credit risk is the potential loss a Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss a Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because a Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, a Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, a Fund conducts business with only financial institutions that the Investment Manager believes to be well established.
Non-Diversification
Due to the nature of each of the Funds’ investment strategy and their non-diversified status, it is possible that a material amount of a Fund’s assets could be invested in the securities of only a few companies. Investing a significant portion of a Fund’s assets in any one issuer would subject the Fund to a greater degree of risk with respect to the failure of one or a few issuers.
Non-Payment Risk
For High Income Fund and Income Fund, corporate debt obligations in which they invest, including senior loans (i.e., loans generally made to corporations, partnerships and other business entities that hold the most senior position in a borrower’s capital structure) are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to a Fund, a reduction in the value of the senior loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.
Credit Risk
The High Income and Income Funds may invest in investments rated below investment grade, commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest
Annual Report | 43

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Funds I
payments. Investments in high yield senior loans may result in greater net asset value fluctuation than if the Funds did not make such investments.
Hedging Transactions
Each Fund may enter into hedging transactions. The term “hedging” refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Specific strategies for reducing or “hedging” market exposure include buying put options on individual stocks or market indices, writing covered call option on stocks that the Funds own or call options on market indices and establishing short futures positions on one or more market indices correlated with the Funds’ portfolio. Hedging strategies are intended to limit or reduce investment risk, but may also be expected to limit or reduce the potential for profit. No assurance can be given that any particular hedging strategy will be successful.
Illiquidity of Investments
A portion of the investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.
Troubled, Distressed or Bankrupt Companies
The High Income and Income Funds may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Funds. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.
Short Selling
Short sales by the Equity Opportunities Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Equity Opportunities Fund, the High Income Fund and the Income Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Funds might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
Leverage
Each of the Funds may use leverage in their investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate that if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return that if the Funds were not leveraged.
Foreign Securities
Each of the Funds may invest in non-U.S. securities. Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Funds are maintained) and the various foreign currencies in which the Funds’ portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.
Industry Concentration
The Healthcare Fund has a policy of investing primarily in securities issued by healthcare companies, which makes the Fund susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry.
Note 12. Subsequent Event
On September 12, 2008, along with another fund in the Highland Fund Complex, the Funds have entered into a $75,000,000 credit agreement with The Bank of Nova Scotia to be used for temporary or emergency purposes to facilitate portfolio liquidity, replacing the previous agreement described in Note 8.
44 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Funds I
Market conditions: Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Highland Series I Funds. Such events occurring subsequent to the date of this report have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. Some of these companies represent financial institutions with which certain Funds conduct business and/or whose securities may be held within the Funds. The potential investment in these issuers and the financial sector in general, as reflected in each Fund’s investment portfolios, exposes investors to the negative (or positive) performance resulting from these and other events.
Annual Report | 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Highland Funds I (the “Trust”):
In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Equity Opportunities Fund, Highland High Income Fund, Highland Income Fund and Highland Healthcare Fund (constituting Highland Funds I, hereafter referred to as the “Trust”) at August 31, 2008, and the results of their operations, the changes in each of their net assets, the Trust’s cash flows and each of their financial highlights for the years then ended or the period May 5, 2008 (Health Care Fund’s commencement of operations) through August 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2008 by correspondence with the custodian and the banks with whom the Trust owns assignments and participations in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers, LLP
Dallas, Texas
October 27, 2008
46 | Annual Report

ADDITIONAL INFORMATION

August 31, 2008	Highland Funds I
Tax Information
For shareholders that do not have an August 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an August 31, 2008 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended August 31, 2008, the following Fund is designating the following items with regard to distributions paid during the year.

		Qualified	Qualifying
		Dividends and	Dividend
	15% Rate	Corporate	Income
	Long-Term	Dividends	(15% tax
	Capital Gain	Received	rate for
	Distribution	Deduction	QDI)
Equity Opportunities Fund	0.101%	39.261%	45.99%
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.
Approval of Investment Advisory Agreement
The Healthcare Fund (for the purposes of this section, the “Fund”) has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).
Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.
At the meeting held on March 7, 2008, the Board requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser, various written materials, including: (1) information confirming the financial soundness of the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to (i) other registered investment companies and private funds that follow investment strategies similar to those of the Fund and (ii) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and other relevant information and factors, including the following:
The nature, extent, and quality of the services to be provided by the investment adviser
The Trustees considered the portfolio management services to be provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the experience and qualifications of the personnel who will be providing advisory services, including the background and experience of the members of the portfolio management team. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. They also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its respective duties under the Advisory Agreement, and that the nature and the proposed cost of such advisory services were satisfactory.
The costs of the services to be provided by the investment adviser and the profits realized by the investment adviser and its affiliates from the relationship with the fund
The Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, including: (1) the fee to be payable to the Investment Adviser, expressed as a percentage
Annual Report | 47

ADDITIONAL INFORMATION (continued)

August 31, 2008	Highland Funds I
of the Fund’s Average Daily Managed Assets, and the Investment Adviser’s agreement to waive that fee in its entirety for an initial period; (2) the anticipated expenses the Investment Adviser would incur in providing advisory services; (3) so-called “fallout benefits” to the Investment Adviser, such as any incremental increase to their reputation to be derived from serving as adviser to the Fund and the administration fees anticipated to be payable to the Investment Adviser pursuant to an Administration Services Agreement between the Fund and the Investment Adviser; and (4) a comparison of the fees payable to the Investment Adviser under the Advisory Agreement to fees paid to the Investment Adviser by other funds and to investment advisers serving other investment companies with similar investment programs to that of the Fund. After such review, the Trustees determined that the anticipated profitability rate to the Investment Adviser with respect to the Advisory Agreement was fair and reasonable.
The extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
The Trustees considered the effective fees under the Advisory Agreement, as a percentage of assets at different asset levels, and possible economies of scale to the Investment Adviser. They considered the anticipated asset level of the Fund, the information provided by the Investment Adviser relating to estimated costs, and information comparing the fee rates to be charged by the Investment Adviser with fee rates charged by other unaffiliated investment managers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately would result in a sharing of economies of scale for the future in view of the information provided by the Investment Adviser. They noted that the relatively low projected assets of the Fund implied that economies of scale would not be recognized by the Investment Adviser in the short run.
Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the Advisory Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Board of Trustees agreed that the Advisory Agreement, including the advisory fees to be paid to the Investment Adviser, are fair and reasonable to the Fund in light of the services that the Investment Adviser is expected to provide, the expenses that are expected to be incurred and the reasonably foreseeable asset level of the Fund.
Disclosure of Fund Expenses
As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2007 through August 31, 2008.
This table illustrates your Fund’s costs in two ways:
Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
48 | Annual Report

ADDITIONAL INFORMATION (continued)

August 31, 2008	Highland Funds I

	Beginning	Ending
	Account	Account	Net	Expenses
	Value	Value	Expense	Paid During
	03/01/08	08/01/08	Ratio(1)	Period(2)
Equity Opportunities Fund
Actual Fund Return
Class A	$1,000	$1,014.50	2.97%	$15.04
Class C	1,000	1,011.70	3.62%	18.31
Class Z	1,000	1,016.40	2.62%	13.28

Hypothetical 5% Return
Class A	$1,000	$1,010.21	2.97%	$15.01
Class C	1,000	1,006.94	3.62%	18.26
Class Z	1,000	1,011.97	2.62%	13.25

High Income Fund
Actual Fund Return
Class A	$1,000	$976.80	2.35%	$11.68
Class C	1,000	973.60	3.00%	14.88
Class Z	1,000	978.50	2.00%	9.95

Hypothetical 5% Return
Class A	$1,000	$1,013.32	2.35%	$11.89
Class C	1,000	1,010.05	3.00%	15.16
Class Z	1,000	1,015.08	2.00%	10.13

Income Fund
Actual Fund Return
Class A	$1,000	$1,015.60	2.35%	$11.91
Class C	1,000	1,011.50	3.00%	15.17
Class Z	1,000	1,017.40	2.00%	10.14

Hypothetical 5% Return
Class A	$1,000	$1,013.32	2.35%	$11.89
Class C	1,000	1,010.05	3.00%	15.16
Class Z	1,000	1,015.08	2.00%	10.13

Healthcare Fund (3)
Actual Fund Return
Class A	$1,000	$1,030.00	2.35%	$7.76
Class C	1,000	1,028.00	3.00%	9.89
Class Z	1,000	1,031.00	2.00%	6.60

Hypothetical 5% Return
Class A	$1,000	$1,013.32	2.35%	$11.89
Class C	1,000	1,010.05	3.00%	15.16
Class Z	1,000	1,015.08	2.00%	10.13

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 366.

(3)	The Healthcare Fund commenced investment operations on May 5, 2008.
Annual Report | 49

ADDITIONAL INFORMATION (unaudited)

August 31, 2008	Highland Funds I
Trustees and Officers
The Board provides broad oversight over the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and ages of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

			Principal	Number of Portfolios
		Term of Office	Occupation(s)	in Highland Fund	Other
	Position(s)	and Length of	During Past	Complex Overseen	Directorships/
Name and Age	with Fund	Time Served	Five Years	by Trustee[1]	Trusteeships Held
Independent Trustees

Timothy K. Hui (Age 60)	Trustee	Indefinite Term; Trustee since inception in 2006	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008; Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004, Philadelphia Biblical University.	9	None

Scott F. Kavanaugh (Age 47)	Trustee	Indefinite Term; Trustee since inception in 2006	Vice-Chairman, President and Chief Operating Officer, Keller Financial Group since September 2007; Chairman and Chief Executive Officer, First Foundation Bank since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities, March 2003 to January 2004.	9	None

James F. Leary (Age 78)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	9	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 53)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	9	None

Interested Trustee[2]

R. Joseph Dougherty[2] (Age 38)	Trustee and Chairman of the Board	Indefinite Term; Trustee and Chairman of the Board since incep- tion in 2006	Senior Portfolio Manager of the Investment Adviser since 2000. Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.	9	None
50 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2008	Highland Funds I
Trustees and Officers

Term of Office
	Position(s)	and Length of
Name and Age	with Fund	Time Served	Principal Occupation(s) During Past Five Years
Officers

James D. Dondero (Age 46)	Chief Executive Officer and President	Indefinite Term; Chief Executive Officer and President since inception in 2006	President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Investment Adviser. Chairman of the Board of Directors of Highland Financial Partners, L.P. and President of the funds in the Highland Fund Complex.

Mark Okada (Age 46)	Executive Vice President	Indefinite Term; Executive Vice President since incep- tion in 2006	Executive Vice President of Strand; Chief Investment Officer of the Investment Adviser and Executive Vice President of the funds in the Highland Fund Complex.

R. Joseph Dougherty (Age 38)	Senior Vice President	Indefinite Term; Senior Vice President since incep- tion in 2006	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.

M. Jason Blackburn (Age 32)	Treasurer and Secretary	Indefinite Term; Secretary and Treasurer since 2004	Assistant Controller of the Investment Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 39)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, January 2007 to June 2007; Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1	The Highland Fund Complex consists of all of the registered companies advised by the Investment Advisor as of the date of this report. In addition, each of the Trustees oversees Highland Distressed Opportunities, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Highland.
Annual Report | 51

IMPORTANT INFORMATION ABOUT THIS REPORT
Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860
Underwriter/Distributor
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110
This report has been prepared for shareholders of Highland Equity Opportunities Fund, Highland High Income Fund, Highland Income Fund and Highland Healthcare Fund. The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.
52 | Annual Report

Highland Funds I	Annual Report, August 31, 2008
P.O. Box 9840
Providence, RI 02940-8040

www.highlandfunds.com	HFI- AR-08

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1).
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,000 for 2007 and $102,000 for 2008.
Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $21,000 for 2008. Services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $17,100 for 2007 and $24,000 for 2008. Services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,417,420 for 2007 and $74,000 for 2008.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Funds I

By (Signature and Title)*	/s/ James D. Dondero

James D. Dondero, Chief Executive Officer and President
(principal executive officer)

Date 10/31/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero

James D. Dondero, Chief Executive Officer and President
(principal executive officer)

Date 10/31/08

By (Signature and Title)*	/s/ M. Jason Blackburn

M. Jason Blackburn, Chief Financial Officer, Treasurer and Secretary
(principal financial officer)

Date 10/31/08

*	Print the name and title of each signing officer under his or her signature.